UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 1, 2007
Date of Report (Date of Earliest Event Reported)
BENTLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-10581 (Commission File Number)	59-1513162 (I.R.S. Employer Identification No.)

Bentley Park 2 Holland Way Exeter, New Hampshire (Address of Principal Executive Offices)	03833 (Zip Code)
(603) 658-6100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BENTLEY PHARMACEUTICALS, INC.
Item 2.02.   Results of Operations and Financial Condition.
On May 1, 2007, Bentley Pharmaceuticals, Inc. issued a press release announcing financial results for the three months ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Earnings press release for the three months ended March 31, 2007 dated May 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007	By:	/s/ Richard P. Lindsay
Richard P. Lindsay
Vice President and Chief Financial Officer

BENTLEY PHARMACEUTICALS, INC.
EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Earnings press release for the three months ended March 31, 2007 dated May 1, 2007.